Exhibit 99.1

                                                    Citizens Communications
                                                    3 High Ridge Park
                                                    Stamford, CT 06905
                                                    203.614.5600
                                                    Web site: www.czn.net

FOR IMMEDIATE RELEASE


Contact:
David Whitehouse
203-614-5708
David.Whitehouse@czn.com


            Citizens Communications Declares Fourth-Quarter Dividend

Stamford, Conn., Oct. 25, 2007 - Citizens Communications Company (NYSE:CZN) announced today that its Board of Directors has declared a regular quarterly cash dividend payment of $0.25 per share of common stock, payable on Dec. 31, 2007 to holders of record of common stock at the close of business on Dec. 9, 2007.

                                      # # #